                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                 ----------------------------------------------

        Date of Report (Date of earliest event reported): April 20, 2000
                 -----------------------------------------------

                          CARIBINER INTERNATIONAL, INC.

             (Exact Name of Registrant as specified in its charter)


           DELAWARE                         1-14234              13-3466655
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


                               16 West 61st Street
                               New York, NY 10023
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 541-5300

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         Pursuant to an Asset Purchase Agreement, dated as of March 13, 2000, as amended by the First Amendment thereto, dated as of April 20, 2000 (as amended, the "Asset Purchase Agreement"), by and among Caribiner International, Inc. (the "Company"), Caribiner, Inc., a wholly-owned subsidiary of the Company ("Caribiner"), and The Interpublic Group of Companies, Inc. ("IPG"), effective as of April 20, 2000, the Company completed the sale of substantially all of the assets related to its worldwide Communications Division (the "Communications Division"). Consideration received by the Company for the sale consisted of $88,350,000 in cash, subject to an upward or downward post-transaction adjustment.

         The Company utilized the cash proceeds from the sale primarily to reduce outstanding indebtedness.

         The Asset Purchase Agreement is attached as Exhibit 2.1, and such Agreement is incorporated by reference in its entirety herein. The description of the Asset Purchase Agreement contained herein is qualified in its entirety by reference to the Asset Purchase Agreement.

         Attached as Exhibit 99.1 is the Company's press release announcing the signing of the Asset Purchase Agreement. Attached as Exhibit 99.2 is the Company's press release announcing the consummation of the transactions contemplated by the Asset Purchase Agreement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         (a)      Financial Statements of Business Acquired


                  Not Applicable.


         (b)      Unaudited Pro Forma Financial Information

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


         The following unaudited pro forma consolidated financial information of Caribiner International, Inc. (the "Company") gives effect to the disposition of substantially all of the assets of the Company's worldwide Communications Group. The pro forma financial information does not reflect any cost savings which may occur as a result of the disposition.

         The Company believes that the accompanying unaudited consolidated pro forma financial information contains all adjustments necessary to fairly present its financial position as of December 31, 1999, and the results of its operations for the year ended September 30, 1999 and the three months ended December 31, 1999 and 1998, as if, in the case of the Unaudited Pro Forma Balance Sheet, the disposition had occurred on December 31, 1999, and in the case of the Unaudited Pro Forma Consolidated Statement of Operations, on October 1, 1998.

         The unaudited pro forma consolidated financial information has been included as required by the rules of the Securities and Exchange Commission and is provided for comparative purposes only. The unaudited pro forma consolidated financial information presented herein is based upon the historical financial statements of the Company and should be read in conjunction with such financial statements and the related notes thereto, all of which are included in the Company's other filings with the Securities and Exchange Commission.

         The pro forma financial information presented does not purport to be indicative of the financial position or operating results which would have been achieved had the transaction described above taken place at the dates indicated and should not be construed as representative of the Company's financial position or results of operations for any future date or period.

                          Caribiner International, Inc.
                 Unaudited Pro Forma Consolidated Balance Sheet
                                December 31, 1999
                             (amounts in thousands)

                                                               Historical                   Pro Forma
                                                      -------------------------    -------------------------------
                                                       Caribiner                                      Caribiner
                                                      International,                Pro Forma        International,
                       ASSETS                              Inc.        Disposals    Adjustments           Inc.
                       ------                         --------------   ---------    ---------        --------------

Current Assets:
Cash and cash equivalents                            $           0         1,686         88,400 (a)        6,914
                                                                                        (79,800)(a)
Trade accounts receivable, net                             100,744        32,391                          68,353
Deferred charges                                            11,714        15,468                          (3,754)
Prepaid expenses and other current assets                   17,920         2,543         (2,489)(b)       12,888
                                                     -------------     ---------      ---------        ---------
                Total Current Assets                       130,378        52,088          6,111           84,401
Property and equipment, net                                105,299        24,490                          80,809
Goodwill, net                                              404,753       109,024                         295,729
Taxes Receivable                                             5,545        (2,569)                          8,114
Deferred Tax Assets                                              0                                             -
Other assets                                                14,302         1,391                          12,911
                                                     -------------     ---------      ---------        ---------
TOTAL ASSETS                                         $     660,277       184,424          6,111          481,964
                                                     =============     =========      =========        =========

       LIABILITIES AND STOCKHOLDERS' EQUITY
       ------------------------------------

Current Liabilities:
Current portion of long-term debt                    $       1,238           143                           1,095
Trade accounts payable                                      27,049        10,677                          16,372
Accrued expenses and other current liabilities              35,052         9,311          8,611 (c)       34,352
Accrued production costs                                    15,052        11,075                           3,977
Deferred income                                             20,632        18,366                           2,296
                                                     -------------     ---------      ---------        ---------
Total Current Liabilities                                   99,023        49,542          8,611           58,092
Long-term debt                                             433,757           206        (79,800)(a)      353,751
Deferred income                                              9,517         7,893                           1,624
Deferred Tax Liability                                       7,892                          540 (h)        8,432
Other liabilities                                            1,517         1,017                             500
                                                     -------------     ---------      ---------        ---------
TOTAL LIABILITIES                                          551,706        58,685        (70,649)         422,399

Stockholders' Equity:
Preferred stock                                                  -
Common stock                                                   236             0                             236
Additional paid-in capital                                 167,677             0                         167,677
Translation adjustment                                      (4,562)            0                          (4,562)
Retained earnings                                          (54,780)      125,766        125,766 (d)     (103,786)
                                                                                        (49,006)(e)
                                                     -------------     ---------      ---------        ---------
TOTAL STOCKHOLDERS' EQUITY                                 108,571       125,766         76,760           59,565
                                                     -------------     ---------      ---------        ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $     660,277       184,424          6,111          481,964
                                                     =============     =========      =========        =========

       See Notes to Unaudited Pro Forma Consolidated Financial Statements.

                          Caribiner International, Inc.
            Unaudited Pro Forma Consolidated Statement of Operations
                 For the twelve months ended September 30, 1999
                           (all amounts in thousands)

                                                                 Historical                           Pro Forma
                                                       ------------------------------       ----------------------------------
                                                          Caribiner                                               Caribiner
                                                       International,                         Pro Forma         International,
                                                            Inc.           Disposals         Adjustments             Inc.
                                                       --------------      ---------         -----------        --------------
Service revenue                                             302,087         302,087                                      -
Rental revenue                                              447,567                                                447,567
Intercompany eliminations                                   (23,650)         (1,399)            12,902  (f)         (9,349)
                                                            -------         -------            -------            --------
Total Revenue                                               726,004         300,688             12,902             438,218
Cost of service revenue                                     211,576         211,576                                      -
Cost of rental revenue                                      357,308                                                357,308
Intercompany eliminations                                   (23,650)         (1,399)            12,902  (f)         (9,349)
                                                            -------         -------            -------            --------
Total cost of revenue                                       545,234         210,177             12,902             347,959
                                                            -------         -------            -------            --------
Gross profit                                                180,770          90,511                  -              90,259
Operating expenses:
          Selling, general, and administrative              149,147          67,268                                 81,879
          Restructuring charge                               10,769           1,889                                  8,880
          Loss on disposal of assets                         16,500               -                                 16,500
          Depreciation and amortization                      27,347          12,147                                 15,200
                                                            -------         -------            -------            --------
Total operating expenses                                    203,763          81,304                  -             122,459
                                                            -------         -------            -------            --------
Operating loss from continuing operations                   (22,993)          9,207                  -             (32,200)
Interest Expense, net                                        34,950            (264)            (7,580)(g)          27,634
                                                            -------         -------            -------            --------
Loss before taxes from continuing operations                (57,943)          9,471              7,580 (h)         (59,834)
Provision (benefit) for taxes                                (5,650)          3,874              6,895              (2,629)
                                                            -------         -------            -------            --------
Net loss from continuing operations                         (52,293)          5,597 (h)            685             (57,205)
                                                            =======         =======            =======            ========

       See Notes to Unaudited Pro Forma Consolidated Financial Statements.

                          Caribiner International, Inc.
            Unaudited Pro Forma Consolidated Statement of Operations
                  For the three months ended December 31, 1999
                           (all amounts in thousands)


                                                  Historical                            Pro Forma
                                      -------------------------------        ----------------------------------
                                         Caribiner                                                 Caribiner
                                      International,                          Pro Forma          International,
                                          Inc.              Disposals        Adjustments               Inc.
                                      -------------         ---------        -----------         --------------
Service revenue                              48,041           48,041                                        -
Rental revenue                              112,251                                                    112,251
Intercompany eliminations                    (4,084)          (1,355)                992  (f)           (1,737)
                                            -------           ------               -----                ------
Total Revenue                               156,208           46,686                 992               110,514

Cost of service revenue                      33,546           33,546                                         -
Cost of rental revenue                       91,579                                                     91,579
Intercompany eliminations                    (4,084)          (1,355)                992  (f)           (1,737)
                                            -------           ------               -----                ------
Total cost of revenue                       121,041           32,191                 992                89,842
                                            -------           ------               -----                ------
Gross profit                                 35,167           14,495                   -                20,672

Operating expenses:
      Selling, general, and administrative   32,508           18,019                                    14,489
      Depreciation and amortization           6,166            3,068                                     3,098
                                            -------           ------               -----                ------
Total operating expenses                     38,674           21,087                   -                17,587
                                            -------           ------               -----                ------
Operating income (loss) from continuing      (3,507)          (6,592)                  -                 3,085
operations

Interest Expense, net                        10,625                8              (1,895) (g)            8,722
                                            -------           ------               -----                ------
Loss before taxes from continuing           (14,132)          (6,600)              1,895                (5,637)
operations

Provision (benefit) for taxes                     -                -                   -                     -
                                            -------           ------               -----                ------
Net loss from continuing operations         (14,132)          (6,600)              1,895                (5,637)
                                            =======           ======               =====                ======

      See Notes to Unaudited Pro Forma Consolidated Financial Statements.

                          Caribiner International, Inc.
            Unaudited Pro Forma Consolidated Statement of Operations
                  For the three months ended December 31, 1998
                           (all amounts in thousands)




                                                  Historical                            Pro Forma
                                      -------------------------------        ----------------------------------
                                         Caribiner                                                 Caribiner
                                      International,                          Pro Forma          International,
                                          Inc.              Disposals        Adjustments               Inc.
                                      -------------         ---------        -----------         --------------
Service revenue                             53,205           53,205                                       -
Rental revenue                             111,715                                                  111,715
Intercompany eliminations                   (4,937)             (86)              3,061(f)           (1,790)
                                      -------------         ---------        -----------         --------------

Total Revenue                              159,983           53,119               3,061             109,925

Cost of service revenue                     35,443           35,443                                       -
Cost of rental revenue                      88,760                                                   88,760
Intercompany eliminations                   (4,937)             (86)              3,061  (f)         (1,790)
                                      -------------         ---------        -----------         --------------
Total cost of revenue                      119,266           35,357               3,061              86,970
                                      -------------         ---------        -----------         --------------
Gross profit                                40,717           17,762                   -              22,955

Operating expenses:
    Selling, general, and
       administrative                       36,093           16,273                                  19,820
       Depreciation and amortization         7,156            2,875                                   4,281
                                      -------------         ---------        -----------         --------------
Total operating expenses                    43,249           19,148                   -              24,101
                                      -------------         ---------        -----------         --------------
Operating loss from continuing              (2,532)          (1,386)                  -              (1,146)
operations

Interest Expense, net                        7,527              (82)             (1,895) (g)          5,714
                                      -------------         ---------        -----------         --------------
Loss before taxes from continuing          (10,059)          (1,304)              1,895              (6,860)
operations

Provision (benefit) for taxes               (4,024)             533               3,187  (h)           (304)
                                      -------------         ---------        -----------         --------------
Net loss from continuing operations         (6,035)          (1,304)             (1,292)             (6,556)
                                      =============         =========        ===========         ==============


      See Notes to Unaudited Pro Forma Consolidated Financial Statements.

                          Caribiner International, Inc.
         Notes to Unaudited Pro Forma Consolidated Financial Statements
                  (amounts in thousands, except per share data)


     Adjustment to reflect proceeds of $88,400, of which $79,800 was used to
(a)  repay outstanding indebtedness of the Company.

     Adjustment to write off deferred transaction costs relating to the
(b)  disposed entities that were recorded on the books of the parent company.

     Adjustment to accrue for certain estimated transaction costs which include professional fees, severance and other costs incurred or to be incurred in
(c)  connection with the disposition.

     Adjustment to eliminate the stockholders' equity accounts of the disposed
(d)  entity.

(e)  Adjustment to record the loss resulting from the disposition.

     Adjustment to reflect revenue earned by the continuing operations from the
(f)  disposed operation which was previously eliminated in consolidation.

     Adjustment to reflect the reduction of interest expense assuming that $79,800 of the Company's outstanding indebtedness was repaid on October 1,
(g)  1998.

(h)  Adjustment to reflect the correct tax benefit from continuing operations.

         (c)      Exhibits


                  2.1 Asset Purchase Agreement, dated as of March 13, 2000, as amended by the First Amendment thereto, dated as of April 20, 2000, by and among the Company, Caribiner, Inc. and The Interpublic Group of Companies, Inc. (schedules and exhibits omitted -- the Company agrees to furnish a copy of any schedule or exhibit to the Commission upon request).


                  99.1     Press release, dated March 13, 2000.


                  99.2     Press release, dated April 20, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Caribiner International, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CARIBINER INTERNATIONAL, INC.


Date:  May 5, 2000                    By: /s/ Robert F. Burlinson
                                          --------------------------------------
                                       Name:  Robert F. Burlinson
                                       Title: Executive Vice President and Chief
                                              Financial Officer

                                INDEX TO EXHIBITS

Exhibit  Description


2.1 Asset Purchase Agreement, dated as of March 13, 2000, as amended by the First Amendment thereto, dated as of April 20, 2000, by and among the Company, Caribiner, Inc. and The Interpublic Group of Companies, Inc. (schedules and exhibits omitted -- the Company agrees to furnish a copy of any schedule or exhibit to the Commission upon request).


99.1     Press Release, dated March 13, 2000.


99.2     Press Release, dated April 20, 2000.